SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CERUS CORPORATION

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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M23804-P93457

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the

more complete proxy materials that are available to you on the

Internet. You may view the proxy materials online at

www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important

information contained in the proxy materials before voting.

CERUS CORPORATION

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on June 2, 2010.

CERUS CORPORATION

ATTN: LORI ROLL

2411 STANWELL DRIVE

CONCORD, CA 94520

Meeting Information

Meeting Type: Annual Meeting

For holders as of: April 5, 2010

Date: June 2, 2010 Time: 9:00 a.m., PDT

Location: CERUS CORPORATION

2411 Stanwell Drive,

Concord, CA 94520

See the reverse side of this notice to obtain

proxy materials and voting instructions.

Meeting Directions: For driving directions to the

meeting, please visit: www.cerus.com/index.cfm/contact/

Map_&_Directions

M23805-P93457

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 19, 2010 to facilitate timely delivery.

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow 1 2 3 4 5 6 7 8 9 0 1 2 (located on the following page) in the subject line.

Before You Vote

How to Access the Proxy Materials

NOTICE AND PROXY STATEMENT ANNUAL REPORT ON FORM 10-K

Proxy Materials Available to VIEW or RECEIVE:

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Voting Items

2. To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the authorized number of shares of Common Stock from 50,000,000 to 112,500,000.

01) Dr. Laurence M. Corash

02) Gail Schulze

1. To elect the following nominees for director to the Board of Directors of the Company, to hold office until the

2013 Annual Meeting of Stockholders.

Nominees:

3. To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2010.

Although the Board of Directors knows of no other matters that will be presented for consideration at the Annual

Meeting, if any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the proxy to vote on those matters in accordance with their best judgment.

M23806-P93457

The Board of Directors recommends you vote “FOR” Proposals 1, 2 and 3.

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